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                                  Exhibit 10
                                  ----------
                   Opinion and Consent of Counsel as to the
                    Legality of the Securities Being Issued
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                        December 15, 1995




Board of Directors
M Fund, Inc.
River Park Center
205 S.E. Spokane Street
Portland, OR  97202

Ladies and Gentlemen:

          We have served as counsel to M Fund, Inc. (the "Corporation") in connection with the registration of an indefinite number of shares of its common stock, $0.001 per share par value, in four classes, the Edinburgh Overseas Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund and the Enhanced U.S. Equity Fund (the "Shares") on Form N-1A under the Securities Act of 1933 and pursuant to Rule 24f-2 under the Investment Company Act of 1940. In so acting we have made such examination of the law and examined such records and documents, including the materials relating to the foregoing registration statement, as we have deemed appropriate to render the opinion expressed below.

          Based on our review of the relevant materials, it is our opinion that the Shares, when issued by the Corporation in accordance with the prospectus contained in the registration statement, will be legally issued, fully paid and non-assessable.

          We hereby consent to the filing of this opinion as an exhibit to the registration statement and to the use of our name under the caption "Legal Matters" in the Statement of Additional Information contained in the registration statement.

                              Very truly yours,

                              SUTHERLAND, ASBILL & BRENNAN



                              By /s/Frederick R. Bellamy
                                ---------------------------
                                 Frederick R. Bellamy